UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2022

BancFirst Corporation

(Exact name of Registrant as Specified in Its Charter)

Oklahoma	0-14384	73-1221379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Broadway Ave.
Oklahoma City, Oklahoma		73102-8405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 405 270-1086

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value Per Share	BANF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2022, BancFirst Corporation (the “Company”) held its annual meeting of shareholders. As of the record date on March 31, 2022, the total number of shares of common stock outstanding and entitled to vote at the annual meeting was 32,725,587, of which 29,211,802 shares were represented at the meeting in person or by proxy. The purpose of the annual meeting was to vote on four proposals: (i) to elect the 21 directors nominated by our board; and (ii) to amend the BancFirst Corporation Stock Option Plan to increase the number of shares of common stock authorized to be granted by 100,000 shares; (iii) to amend the BancFirst Corporation Non-Employee Directors’ Stock Option Plan to increase the number of shares of common stock authorized to be granted by 30,000 shares; and (iv) to ratify BKD, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 5, 2022. At the meeting, the shareholders elected all 21 directors; amended the BancFirst Corporation Stock Option Plan; amended the BancFirst Corporation Non-Employee Directors’ Stock Option Plan; and ratified our independent auditors.

The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

Description of Proposal	Number of Shares

Proposal No. 1-Election of Directors	For	Against	Abstained	Broker Non-Votes

Dennis L. Brand	27,844,965	372,374	17,925	976,538
C.L. Craig, Jr.	27,875,701	341,638	17,925	976,538
F. Ford Drummond	25,809,242	2,408,197	17,825	976,538
Joseph Ford	25,909,953	2,307,486	17,825	976,538
Joe R. Goyne	27,844,382	372,957	17,925	976,538
David R. Harlow	28,007,373	209,329	18,562	976,538
William O. Johnstone	27,844,668	372,034	18,562	976,538
Mautra Staley Jones	28,163,644	53,694	17,926	976,538
Frank Keating	27,739,366	478,273	17,625	976,538
Bill G. Lance	27,990,005	227,533	17,726	976,538
Dave R. Lopez	27,984,362	232,977	17,925	976,538
William Scott Martin	27,989,340	227,998	17,926	976,538
Tom H. McCasland, III	27,877,449	339,989	17,826	976,538
David E. Rainbolt	27,894,594	322,208	18,462	976,538
H.E. Rainbolt	27,968,004	248,798	18,462	976,538
Robin Roberson	27,990,387	226,952	17,925	976,538
Darryl W. Schmidt	27,845,831	371,508	17,925	976,538
Natalie Shirley	27,991,901	225,538	17,825	976,538
Michael K. Wallace	27,875,704	341,635	17,925	976,538
Gregory G. Wedel	27,989,791	227,012	18,461	976,538
G. Rainey Williams, Jr.	24,958,198	2,951,469	325,597	976,538

Proposal No. 2	For	Against	Abstained	Broker Non-Votes
To Amend the BancFirst Corporation Stock Option Plan	19,378,908	8,738,434	117,921	976,539

Proposal No. 3	For	Against	Abstained	Broker Non-Votes
To Amend the BancFirst Corporation Non-Employee Directors’ Stock Option Plan	27,763,210	356,167	115,886	976,539

Proposal No. 4	For	Against	Abstained	Broker Non-Votes
To Ratify the Independent Registered Public Accounting Firm	29,169,522	23,584	18,696	—

Item 7.01 Regulation FD Disclosure.

BancFirst Corporation Announces Declaration of Quarterly Dividend on its Common Stock and an Interest Payment on its BFC Capital Trust II

On May 26, 2022, BancFirst Corporation’s Board of Directors declared a $0.36 per share cash dividend on its common stock. The dividend is payable July 15, 2022, to shareholders of record on June 30, 2022. BancFirst Corporation will also pay the quarterly interest payment on $26.8 million of its 7.20% Junior Subordinated Debentures related to the trust preferred securities issued by its statutory trust subsidiary, BFC Capital Trust II. The trust will use the proceeds of the interest payment to pay a dividend of $0.45 per share on the trust preferred securities, payable July 15, 2022, to shareholders of record on June 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BancFirst Corporation

Date:	May 26, 2022	By:	/s/ Kevin Lawrence
Kevin Lawrence Executive Vice President Chief Financial Officer